UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 19, 2020
 _________________________
OUTFRONT Media Inc.
(Exact name of registrant as specified in its charter)
 __________________________

Maryland	001-36367	46-4494703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

405 Lexington Avenue, 17th Floor
New York,	New York	10174
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 297-6400
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01, par value	OUT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2020, George Wood, Senior Vice President and Controller, of OUTFRONT Media Inc. (the “Company”) moved from his current role to a new opportunity within the Company’s sales function, and will no longer serve as the Company’s principal accounting officer, effective immediately.

On November 19, 2020, the Company appointed Patrick Martin to serve as Senior Vice President, Controller and Chief Accounting Officer of the Company, and Mr. Martin will serve as the Company’s principal accounting officer, effective immediately. Mr. Martin, age 44, served as the Company’s Vice President, Assistant Controller from May 2014 to November 2020. Before that, he served as Vice President and Assistant Controller of Frontier Communications Corporation from 2011 to 2014.

There is no arrangement or understanding with any person pursuant to which Mr. Martin was appointed as Senior Vice President, Controller and Chief Accounting Officer of the Company. In addition, there are no family relationships between Mr. Martin and any director or executive officer of the Company, and there are no transactions between Mr. Martin and the Company requiring disclosure under Item 404 of Regulation S-K.

In connection with Mr. Martin’s appointment, Mr. Martin will receive an annual base salary of $300,000, and an annual target bonus opportunity equal to 35% of his annual salary (subject to proration for 2020), which are subject to review and increase at the discretion of the compensation committee (the “Committee”) of the Company’s board of directors. Mr. Martin is also eligible to receive annual grants of long-term incentive compensation as determined by the Committee based on a target value of $100,000, commencing in 2021. The terms and conditions of any long-term incentive equity compensation awarded to Mr. Martin are set forth in the Company’s Amended and Restated Omnibus Stock Incentive Plan and the related equity award terms and conditions.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTFRONT MEDIA INC.

By:	/s/ Matthew Siegel
	Name:	Matthew Siegel
	Title:	Executive Vice President and
Chief Financial Officer

Date: November 19, 2020